WASATCH FUNDS', INC.

                         SUPPLEMENT DATED JUNE 1, 1999

                    TO THE PROSPECTUS DATED JANUARY 31, 1999


This supplement updates certain information contained in Wasatch Funds' (the "Funds") Prospectus dated January 31, 1999. You should retain both the Supplement and the Prospectus for future reference. An additional copy of the Prospectus may be obtained free of charge by call 1(800)551-1700.

The following information replaces:

     (1) the first sentence under the heading Wasatch Micro-Cap Fund on page 2 of the Prospectus;
     (2) the first sentence under the heading Wasatch Micro-Cap Fund on page 16 of the Prospectus; and
     (3) the information contained under the heading Who Can Purchase Shares in the Micro-Cap Fund on page 31 of the Prospectus.

The Board of Directors of the Funds has determined to re-open the Wasatch Micro-Cap Fund to new investors effective June 1, 1999. It is presently intended that the Wasatch Micro-Cap Fund will close to new investors when assets reach approximately $150 million. The Funds reserve the right to reconsider closing to new investors. When the Wasatch Micro-Cap Fund closes, the Funds may choose to reopen it, although there is no present intention to do so.